UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2024 (October 29, 2024)

Nano Nuclear Energy Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42044	88-0861977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Times Square, 30th Floor

New York, New York 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 634-9206

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	NNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on October 25, 2024, NANO Nuclear Energy Inc. (the “Company”) consummated a firm commitment underwritten public offering (the “Offering”) of units of the Company, consisting of an aggregate of 2,117,646 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and 2,117,646 2024 B Common Stock purchase warrants to purchase up to 1,058,823 shares of Common Stock (the “Warrants”) based on an offering price of $17.00 per unit (the “Offering Price”), generating gross proceeds of approximately $36 million, less underwriting discounts and other Offering expenses.

In connection with the Offering, the Company granted the lead managing underwriter an option (“Over-allotment Option”), exercisable for 30 days from October 25, 2024, to purchase up to an additional 317,646 shares of Common Stock (the “Over-allotment Shares”) and/or 317,646 Warrants to purchase up to 158,823 shares of Common Stock (the “Over-allotment Warrants”) from the Company at the Offering Price, less underwriting discounts and other Offering expenses, to cover over-allotments in the Offering.

On October 23, 2024, the underwriter exercised the Over-allotment Option in full for the Over-allotment Warrants (which option closed on October 25, 2024 for nominal consideration). On October 28, 2024, the underwriter exercised the Over-allotment Option in full with respect to the Over-allotment Shares, and on October 29, 2024, the closing of the purchase of the Over-Allotment Shares occurred, generating gross proceeds to the Company of approximately $5.4 million and net proceeds of approximately $4.9 million.

As a result of the full exercise of the Over-allotment Option, total gross proceeds to the Company from the Offering were approximately $41.4 million, and net proceeds were approximately $37.7 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2024	NANO Nuclear Energy Inc.

	By:	/s/ James Walker
	Name:	James Walker
	Title:	Chief Executive Officer